BLACKROCK ETF TRUST II

iShares Large Cap Moderate Buffer ETF

iShares Large Cap Deep Buffer ETF

(each, a “Fund”)

Supplement dated March 31, 2025 to each Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 27,

2024, as supplemented to date

The information in this supplement supersedes the information in the supplement dated December 31, 2024.

As described in detail in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, the Fund pursues an options strategy that seeks to provide the Fund with exposure to the share price return of the Underlying ETF up to the Approximate Cap, while seeking to provide downside protection against Underlying ETF losses through an Approximate Buffer and lower volatility over each Hedge Period. Capitalized terms have the meanings ascribed to them in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

The current Hedge Period will end on March 31, 2025. Each Fund will commence a new Hedge Period that will begin on April 1, 2025 and end on June 30, 2025. The Approximate Cap for each Fund for the new Hedge Period is set forth in the table below.

Fund	Ticker	Approximate Cap (Gross of the Unitary Management Fee)	Approximate Cap (Net of Unitary Management Fee)
iShares Large Cap Moderate Buffer ETF	IVVM	106.13%	106.01%
iShares Large Cap Deep Buffer ETF	IVVB	105.97%	105.85%

Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended to revise all references to the dates associated with the current Hedge Period to reflect those of the new Hedge Period and to the amount of the Approximate Cap to reflect the amount of the applicable Approximate Cap set forth in the table above.

Shareholders should retain this Supplement for future reference.

PR2SAI-BUFF-0325SUP